UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 24, 2012

KELLY SERVICES, INC.
(Exact name of Registrant as specified in its charter)

DELAWARE	0-1088	38-1510762
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

999 WEST BIG BEAVER ROAD, TROY, MICHIGAN 48084
(Address of principal executive offices) (Zip Code)

(248) 362-4444
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On July 24, 2012, Kelly Services, Inc. and Temp Holdings Co., Ltd. announced that they have entered into a joint venture agreement to expand both companies’ presence in North Asia.  The joint venture, TS Kelly Workforce Solutions, will be headquartered in Hong Kong and will be effective October 2012.  A copy of the press release is attached as exhibit 99.1 herein.

Item 9.01.   Financial Statements and Exhibits

(d) Exhibits

      99.1                      Press Release dated July 24, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KELLY SERVICES, INC.

Date: July 25, 2012	By:	/s/ James M. Polehna
James M. Polehna
Vice President and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated July 24, 2012

4